EXHIBIT NO. 10.1

AMENDMENT NO. 3 TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 22, 2007, among CKE Restaurants, Inc. (the “Borrower”), the Lenders party hereto (the “Lenders”) and BNP Paribas, a bank organized under the laws of France acting through its Chicago branch (“BNP Paribas”), as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

The Borrower, the Lenders and the Agent are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of June 2, 2004 (as amended by that certain Amendment No. 1 to Sixth Amended and Restated Credit Agreement dated November 4, 2004 and that certain Amendment No. 2 to Sixth Amended and Restated Credit Agreement dated April 21, 2005 among the Borrower, the Lenders and the Agent, the “Credit Agreement”).

The Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement as more fully described herein.

The Agent and the Lenders have agreed to grant such amendments upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

2.	Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “$27,000,000” in the definition of “Junior Recapitalization Amount”, and replacing such amount with “$157,000,000.”

(b)	Section 2.2 of the Credit Agreement is hereby amended by deleting the reference to “$150,000,000” in the second sentence thereof, and replacing such amount with “$250,000,000”.

(c)	Section 7.7(d) of the Credit Agreement is hereby amended by deleting the reference to “Section 7.10(d)(iv)”, and replacing such reference with “Section 7.10(d)(iii)”.

(d)	Section 7.10(d)(iii) of the Credit Agreement is hereby amended by deleting the reference to “Section 7.10(d)(iv)” and replacing such reference with “Section 7.10(d)(iii)”.

(e)	Schedule 1.1 of the Credit Agreement is hereby amended by deleting the reference to $23,000,000.00” as the Revolving Loan Commitment of BNP Paribas and replacing such amount with “$123,000,000.00”.

3.	Representations and Warranties. The Borrower represents and warrants to the Agent and the Lenders, as of the date hereof, that both before and after giving effect to this Amendment:

(a)	no Default or Event of Default has occurred and is continuing; and

(b)	all of the representations and warranties of the Borrower and each other Loan Party contained in the Transaction Documents are true and correct.

4.	Conditions to Effectiveness of this Amendment. Upon satisfaction of the following conditions precedent, this Amendment shall immediately become effective as of the date hereof:

(a)	the Agent shall have received a counterpart to this Amendment, duly executed and delivered by the Borrower and each of the Required Lenders;

(b)	the Agent shall have received (for the pro rata accounts of each applicable consenting Lender) a fee equal to 0.10% of the aggregate amount of the Loans and the Commitments held by the Lenders that have consented to this Amendment on or prior to 5:00 p.m., New York City time, on January 22, 2007;

(c)	the Agent shall have received a certificate of a duly authorized officer of the Borrower certifying as to matters set forth in Section 3 of this Amendment; and

(d)	the Agent shall have received such other agreements, instruments, certificates and opinions relating to the transactions contemplated hereby as may have been reasonably requested by the Agent or any Lender.

5.	Miscellaneous.

(a)	Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document or of any other instrument or agreement referred to therein, except as set forth herein, or (ii) prejudice any right or remedy that the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

(b)	Expenses and Fees. Notwithstanding anything contained in the Credit Agreement, as amended hereby, or any other Transaction Document and in addition to any fees and expenses required to be paid by the Borrower thereunder, the Borrower agrees to pay all reasonable out-of-pocket costs, fees and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).

(c)	Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

(d)	Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the operation, enforceability or validity of the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

(e)	GOVERNING LAW. THE RIGHTS AND DUTIES OF THE BORROWER, THE LENDERS AND THE AGENT UNDER THIS AMENDMENT, SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN SUCH STATE.

(f)	WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

(SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CKE RESTAURANTS, INC.

By:	/s/ Theodore Abajian

Name: Title:	Theodore Abajian Executive Vice President and Chief Financial Officer

BNP PARIBAS, as Agent and as a Lender

By:	/s/ Clark C. King III

Name: Title:	Clark C. King III Managing Director

By:	/s/ Michael C. Colias

Name: Title:	Michael C. Colias Vice President

[Lenders signatures]